                                                                    Exhibit 23.1


                        Consent of Independent Auditors




We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 28, 1999, except as to Note 13, as to which the date is June 15, 1999, in Amendment No. 6 to the Registration Statement on Form S-1 and related Prospectus of ESPS, Inc. dated June 15, 1999.


                                                  /s/Ernst & Young LLP

Philadelphia, Pennsylvania
June 15, 1999